UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 13, 2018

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) Enstar Group Limited (the "Company") held its 2018 Annual Meeting on June 13, 2018 (the "Annual Meeting").
(b) At the Annual Meeting, the shareholders voted on the following four proposals and cast their votes as described below.

Proposal No. 1: Election of Class III Directors. The individuals listed below were elected to serve a term expiring at the annual general meeting of shareholders in 2021. There were a total of 1,456,723 broker non-votes with respect to each nominee.

Director	For	Against	Abstain
Sandra L. Boss	13,189,825	446,853	1,807
Hans-Peter Gerhardt	13,487,802	123,863	26,820
Dominic F. Silvester	13,425,301	211,364	1,820
Poul A. Winslow	13,500,543	136,077	1,865

Proposal No. 2: Advisory vote to approve executive compensation. This proposal was approved. There were a total of 1,456,723 broker non-votes on this proposal.

For	Against	Abstain
12,106,124	1,521,767	10,594

Proposal No. 3: Ratification of the selection of KPMG Audit Limited to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved. There were no broker non-votes on this proposal.

For	Against	Abstain
15,074,110	13,832	7,266

Proposal No. 4: Election of subsidiary directors identified in Proposal No. 4 of the Company’s Proxy Statement. The Company’s Board of Directors will cause its corporate representative or proxy to vote the shares it holds in its subsidiaries in the same proportion as the votes received at this Annual Meeting. There were a total of 1,456,723 broker non-votes on this proposal.

For	Against	Abstain
13,607,545	22,952	7,988

4.1 AG Australia Holdings Limited
Nominees:
Sandra O'Sullivan
Nicholas Hall
Brett Henry

4.2 Alopuc Limited
Nominees:
Richard Harries
James Lee
Brendan Merriman

4.3 Alpha Insurance SA
Nominees:
Serge Wibaut
Marie-Claire Pletinckx
Kieran Hayes
David Matthys
Brendan Merriman
Kim Torbeyns
David Atkins
Gregg Delforge

4.4 Arden Reinsurance Company Ltd.
Nominees:
Paul O'Shea
Theo Wilkes
Duncan Scott
Guy Bowker

4.5 Arena SA
Nominees:
Timothy Fillingham
Richard Etridge
Eddy Van Den Bosch
Kim Torbeyns
Gregg Delforge

4.6 Atrium Risk Management Services (British Columbia) Ltd.
Nominees:
Richard Harries
James Lee
Brendan Merriman
Lee Greenway
Peter Hargrave

4.7 Atrium Risk Management Services (Washington) Ltd.
Nominees:
Richard Harries
James Lee
Brendan Merriman
Lee Greenway

Peter Hargrave

4.8 B.H. Acquisition Limited
Nominees:
Paul O'Shea
Duncan Scott
Guy Bowker

4.9 Belmont Run-Off Limited
Nominees:
David Atkins
Derek Reid
C. Paul Thomas

4.10 Brake Systems, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.11 Brittany Insurance Company Ltd
Nominees:
Paul O'Shea
Theo Wilkes
Duncan Scott
Guy Bowker

4.12 BWDAC, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.13 Cavell Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.14 Cavello Bay Reinsurance Limited
Nominees:
Paul O'Shea
Orla Gregory
Duncan Scott
Guy Bowker

4.15 Chatsworth Limited
Nominees:
Duncan Scott
Theo Wilkes
Elizabeth DaSilva

4.16 Clarendon National Insurance Company
Nominees:
Paul Brockman

John Dore
Anna Hajek
Jennifer Miu
Theresa Reali
Robert Redpath
Michael Sheehan
Richard Seelinger
Cindy Traczyk

4.17 Copper Coast Funds ICAV
Nominees:
Orla Gregory
Barry McConville
Patrick O’Sullivan
Brendan Merriman
Paul Thomas

4.18 CP Product, LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.19 Cranmore (UK) Limited
Nominees:
Desmond Allen
Philip Cooper
David Ellis
Adam Grange
Shaun Holden
Steve Norrington
C. Paul Thomas
David Atkins

4.20 Cranmore (US) Inc.
Nominees:
Paul Brockman
Chase Young
Steve Norrington

4.21 Cranmore Asia Pte Limited
Nominees:
Sandra O’Sullivan
Steve Norrington
Garred Clements

4.22 Cranmore Australia Pty Limited
Nominees:
Steve Norrington
Sandra O'Sullivan
Nicholas Hall

4.23 Cranmore Europe BVBA
Nominees:
Phillip Cooper

Gregg Delforge
Simon Storvik-Green
Steven Norrington
Jason Shortt
Kim Torbeyns

4.24 Cranmore Insurance & Reinsurance Services Europe Limited
Nominees:
Jason Shortt
David Ellis
Steve Norrington

4.25 DCo LLC
Nominees:
Paul Brockman
Jennifer Miu
Thomas Nichols
Robert Redpath
Joseph A. Stancati
Vicki L. Stringham

4.26 DLCM NO. 1 Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.27 DLCM NO. 2 Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.28 DLCM NO. 3 Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.29 East Point Reinsurance Company of Hong Kong Limited
Nominees:
Sandra O’Sullivan
Siobhan Hextall
Nicholas Hall

4.30 EFMG LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.31 Enstar (EU) Finance Limited
Nominees:

Shaun Holden
C. Paul Thomas
Siobhan Hextall
Derek Reid

4.32 Enstar (EU) Holdings Limited
Nominees:
David Grisley
Shaun Holden
C. Paul Thomas

4.33 Enstar (EU) Limited
Nominees:
David Atkins
David Hackett
Shaun Holden
Michael Lynagh
Brendan Merriman
David Message
Derek Reid
Demian Smith
C. Paul Thomas
Darren Truman

4.34 Enstar (US) Inc.
Nominees:
Paul Brockman
Jennifer Miu
Steve Norrington
Robert Redpath
Richard Seelinger
R. Lincoln Trimble

4.35 Enstar (US Asia-Pac) Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.36 Enstar Acquisitions Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.37 Enstar Asia Pacific Pty Ltd
Nominees:
Sandra O’Sullivan

4.38 Enstar Australia Holdings Pty Limited
Nominees:
Gary Potts
Demian Smith
Bruce Bollom

David Atkins

4.39 Enstar Australia Limited
Nominees:
Sandra O'Sullivan
Nicholas Hall
Brett Henry

4.40 Enstar Financial Services, Inc.
Nominees:
Paul Brockman
Jennifer Miu

4.41 Enstar Holdings (US) LLC
Nominees:
Paul Brockman
Jennifer Miu
Steve Norrington
Robert Redpath
Richard Seelinger
R. Lincoln Trimble

4.42 Enstar Insurance Management Services Ireland Limited
Nominees:
Sinead Coffey
Orla Gregory
Brendan Merriman
C. Paul Thomas

4.43 Enstar Limited
Nominees:
Paul O'Shea
Duncan Scott
Elizabeth DaSilva
Karen Esdale
Orla Gregory
Guy Bowker
Jamie Saunders

4.44 Enstar USA, Inc.
Nominees:
Paul Brockman
Jennifer Miu

4.45 EPE, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.46 Fitzwilliam Insurance Limited
Nominees:
Paul O'Shea
Orla Gregory

Guy Bowker
Duncan Scott

4.47 Flight Operations, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.48 Friction Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.49 Friction Material, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.50 Gordian Runoff Limited
Nominees:
Gary Potts
Demian Smith
Bruce Bollom
David Atkins
Robin Low

4.51 Goshawk Dedicated Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.52 Goshawk Insurance Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.53 Guillamene Holdings Limited
Nominees:
Brendan Merriman

4.54 Harper Holding, Sà r.l.
Nominees:
Guy Bowker
John Cassin

4.55 Harper Insurance Limited
Nominees:
Michael Handler
Andreas Iselin
Florian Von Meiss
Stefan Wehrenberg
Alan Turner

Richard Etridge

4.56 Hong Kong Reinsurance Company Limited
Nominees:
Sandra O’Sullivan
Siobhan Hextall
Nicholas Hall

4.57 Inter-Ocean Reinsurance (Ireland) Limited
Nominees:
Orla Gregory
Kevin O'Connor

4.58 Kenmare Holdings Ltd.
Nominees:
Guy Bowker
Duncan Scott
Orla Gregory
Paul O'Shea

4.59 Kinsale Brokers Limited
Nominees:
Shaun Holden
C. Paul Thomas
David Atkins

4.60 Knapton Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.61 Laguna Life Holdings Limited
Nominees:
Guy Bowker
Duncan Scott
Paul O'Shea

4.62 Laguna Life Holdings S.à r.l.
Nominees:
Guy Bowker
John Cassin

4.63 Lipe Corporation
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.64 LSU Limited
Nominees:
Siobhan Hextall
Derek Reid

4.65 Malakite Underwriting Partners Limited
Nominees:
Simon Schnorr
Tim Fillingham
Giles Hussey

4.66 Mercantile Indemnity Company Limited
Nominees:
David Atkins
C. Paul Thomas
Darren Truman
Alan Turner
Steven Western

4.67 Midland Brake, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.68 North Bay Holdings Limited
Nominees:
Paul O'Shea
Orla Gregory
Guy Bowker
James Carey
Darran Baird

4.69 Northshore Holdings Limited
Nominees:
Guy Bowker
Paul O'Shea
Darran Baird
James Carey
Orla Gregory

4.70 Paladin Managed Care Services, Inc.
Nominees:
Paul Brockman
Jeffrey D. Miller
Richard Seelinger
Steve Norrington

4.71 Pavonia Life Insurance Company of New York
Nominees:
Paul Brockman
John Dore
Jennifer Miu
Daniel O'Brien
Robert Redpath
Richard Seelinger
Philip Toohey

4.72 Prattville Mfg., Inc.

Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.73 Providence Washington Insurance Company
Nominees:
Paul Brockman
Jennifer Miu
Teresa Reali
Robert Redpath
Richard Seelinger

4.74 Regis Agencies Limited
Nominees:
C. Paul Thomas
Siobhan Hextall

4.75 Reinz Wisconsin Gasket LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.76 River Thames Insurance Company Limited
Nominees:
David Atkins
Patrick Cogavin
Max Lewis
Jeremy Riley
Ann Slade
C. Paul Thomas
Darren Truman
Alan Turner
Steve Western

4.77 Rombalds Run-Off Limited
Nominees:
David Atkins
C. Paul Thomas
Max Lewis
Gary Griffiths
Steve Western

4.78 SGL No.1 Limited
Nominees:
Guy Bowker
James Lee
Brendan Merriman

4.79 SGL No.3 Limited
Nominees:
Siobhan Hextall
Brendan Merriman

4.80 Shelbourne Group Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Darren Truman

4.81 StarStone Bermuda Intermediaries Ltd.
Nominees:
Theo Wilkes
Duncan Scott

4.82 StarStone Corporate Capital 1 Limited
Nominees:
Alex Cliff
Demian Smith

4.83 StarStone Corporate Capital 2 Limited
Nominees:
Alex Cliff
Demian Smith

4.84 StarStone Corporate Capital Limited
Nominees:
Mick Summersgill
Alex Cliff

4.85 StarStone Finance Limited
Nominees:
Alex Cliff
David Message
Mick Summersgill

4.86 StarStone Insurance Bermuda Limited
Nominees:
Paul O'Shea
Guy Bowker
Orla Gregory
Steven Brown
Duncan Scott

4.87 StarStone Insurance SE
Nominees:
Alex Cliff
Richard Etridge
Michael Handler
Donat Marxer
Udo Pickartz
Ian Poynton
Mick Summersgill

4.88 StarStone Insurance Services Limited
Nominees:
Alex Cliff
Timothy Fillingham

Bent Isachsen
Udo Pickartz
Simon Schnorr
Ben Wilson

4.89 StarStone National Insurance Company
Nominees:
Paul Brockman
Nancy Hammer
Jennifer Miu
Robert Redpath
Richard Seelinger
Mark Sioma
R. Lincoln Trimble

4.90 StarStone Specialty Holdings Limited
Nominees:
Paul O'Shea
Guy Bowker
Darran Baird
James Carey
Walker Rainey
John Shettle
Orla Gregory
Alexandra Cliff
Demian Smith
David Message

4.91 StarStone Specialty Insurance Company
Nominees:
Paul Brockman
Nancy Hammer
Jennifer Miu
Richard Seelinger
Robert Redpath
Mark Sioma
R. Lincoln Trimble

4.92 StarStone Specialty Insurance Company - Escritório de Representaҫão no Brasil Ltda.
Nominees:
Oscar Lolato

4.93 StarStone Underwriting Australia Pty Ltd
Nominees:
Robin Barham
Sandra O’Sullivan
Udo Pickartz

4.94 StarStone Underwriting Limited
Nominees:
Alex Cliff
Rachel Delhaise
Demian Smith

John Wardrop
Ewen Gilmour
Tim Fillingham
Richard Grainger
Darren Truman
Simon Urry

4.95 StarStone US Holdings, Inc.
Nominees:
Nancy Hammer
Steve Norrington
Mark Sioma
R. Lincoln Trimble

4.96 StarStone US Intermediaries, Inc.
Nominees:
Nancy Hammer
Steve Norrington
Mark Sioma
R. Lincoln Trimble

4.97 StarStone US Services, Inc.
Nominees:
Nancy Hammer
Steve Norrington
R. Lincoln Trimble

4.98 United Brake Systems Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.99 Vander Haeghen & Co SA
Nominees:
Roger VanderHaeghen
Bertrand VanderHaeghen
Frederic de Haan
Gregg Delforge
Kim Torbeyns
Richard Etridge
Timothy Fillingham

Item 8.01. Other Events.
The Company and Stone Point Capital LLC (“Stone Point”) have retained Evercore Group L.L.C. (“Evercore”) to assist in evaluating market interest regarding the potential sale of the Company’s active underwriting businesses, Atrium and StarStone. The Company and Stone Point reached the decision to engage Evercore in light of their favorable perception of market conditions, following several other recent transactions in the industry, and will explore whether there is interest in these businesses at attractive pricing levels.
The Company partnered with the Trident V funds (managed by Stone Point) in the initial acquisitions of its active underwriting businesses.
Cautionary Statement
The Company cannot predict whether or when any sale of Atrium or StarStone will occur, whether it will continue to evaluate potential sales of these businesses, or the value of the consideration that may be received if a transaction or transactions are pursued. If agreements were reached, completion of both transactions would be subject to applicable regulatory approvals and other conditions. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in Enstar's Form 10-K for the year ended December 31, 2017 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral statements or publicly announce any updates or revisions to the statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: June 18, 2018	By:	/s/ Guy Bowker
Guy Bowker
Chief Financial Officer